UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 2, 2023

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 900, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Incremental Amendment No. 1

On October 2, 2023, Bright Health Group, Inc. (the “Company”), NEA 18 Venture Growth Equity, L.P., as the existing lender
(the “Existing Lender”), and California State Teachers’ Retirement System, as an incremental lender (the “New Lender”), entered into Incremental Amendment No. 1 (“Incremental Amendment No. 1”) to the Credit Agreement, dated as of August 4,
2023, between the Company and the Existing Lender (as amended by Incremental Amendment No. 1, the “Amended Credit
Agreement”) to provide for a term loan commitment increase in an aggregate principal amount of $6.4 million (the
“Commitment Increase”) by the New Lender under the Amended Credit Agreement. Loans under the Commitment Increase will have the same terms as loans under the original term loan commitments provided by the Existing Lender.

The foregoing description of Incremental Amendment No. 1 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Incremental Amendment No. 1, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

The $6.4 million commitment by the New Lender is generally proportional to the amount the New Lender invested in the Company's Series B Convertible Perpetual Preferred Stock financing in October 2022.

Warrantholders Agreement

On October 2, 2023, the Company and the New Lender entered into a warrantholders agreement (the “Warrantholders Agreement”) setting forth the rights and obligations of the Company and the New Lender as a holder (in such capacity, the “New Holder”) of the warrants to acquire shares of Common Stock at an exercise price of $0.01 per share (the “Warrants”), and providing for the issuance of the Warrants, as described below.

Issuance of the Warrants

Subject to the satisfaction or waiver of the closing conditions set forth therein, the closing of each issuance of Warrants under the Warrantholders Agreement will take place on the first business day following the date of each Borrowing (as defined in the Warrantholders Agreement) on or after October 2, 2023 under the Amended Credit Agreement (each such date, a “Closing Date”). On each Closing Date, the Company shall deliver electronically to the New Holder a certificate representing the number of Warrants equal to the product of (i) the quotient of (A) the portion of the New Holder’s Loans (as defined in the Warrantholders Agreement) that was funded as part of the Borrowing (as defined in the Warrantholders Agreement) applicable to such Closing Date divided by (B) the New Holder’s total Commitment (as defined in the Warrantholders Agreement) multiplied by (ii) the Maximum Number of Warrants set forth opposite the New Holder’s name on Schedule 1 to the Warrantholders Agreement (rounded to the nearest whole number of Warrants with 0.5 Warrants being rounded up and subject to the aggregate amount of Warrants issued to the New Holder or its permitted assignees not being greater than the Maximum Number of Warrants referred to in the Warrantholders Agreement for the New Holder).

Terms of the Warrants

The Warrants will be exercisable at any time after issuance and from time to time until on or prior to the close of business on August 29, 2028. The New Holder will not be permitted to transfer its Warrants, except to certain specified affiliates or Approved Funds (as defined in the Warrantholders Agreement), in connection with certain transfers of the loans permitted under the Amended Credit Agreement, certain tender offers, exchange offers, mergers or similar transactions, or as a pledge to a lender under any fund level financing facility, in any event in compliance with federal and state securities laws. The Warrants will include customary net exercise provisions and anti-dilution adjustments, among other customary provisions for instruments of this type.

Additional Matters

The foregoing descriptions have been included to provide investors with information regarding the terms of the transactions described above, and are not intended to provide any factual information about the parties or the Company’s business. The Amended Credit Agreement and the Warrantholders Agreement each contain representations and warranties that the parties made solely for the benefit of each other. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and shareholders, and (iii) are made only as of the date of the Amended Credit Agreement, the Warrantholders Agreement, the closing of the issuances of the Warrants thereunder and/or as of such other date or dates as may be specified in the Amended Credit Agreement and/or the Warrantholders Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Amended Credit Agreement and/or the Warrantholders Agreement, which information may or may not be fully reflected in the

Company’s public disclosures. Investors and shareholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances regarding the Company at this time or any other time.

The descriptions contained herein of the Amended Credit Agreement and the Warrantholders Agreement are each qualified in their entirety by reference to the full text of the Amended Credit Agreement and the Warrantholders Agreement, each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 2, 2023, the Company entered into the Warrantholders Agreement, pursuant to which it agreed to issue the Warrants in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company will rely on this exemption from registration based in part on representations made by the New Holder in the Warrantholders Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant to Purchase Shares of Common Stock (included in Exhibit 10.2)
10.1	Incremental Amendment No.1, dated as of October 2, 2023, among Bright Health Group, Inc., NEA 18 Venture Growth Equity, L.P. and California State Teachers' Retirement System
10.2	Warrantholders Agreement, dated as of October 2, 2023, among Bright Health Group, Inc. and California State Teachers' Retirement System
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	October 5, 2023	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary